UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

 NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose, CA 95134
(Address, including zip code, of principal executive offices)

(408) 907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2012, the Company's stockholders approved the Company's Amended and Restated 2006 Long-Term Incentive Plan (the “Amended Plan”), which includes an increase in the number of shares of common stock authorized for issuance thereunder by 3,000,000 shares, so that a total of 9,500,000 shares are reserved. In addition, the restriction on the amount of full value equity awards available for grant under the Amended Plan is removed and each full value equity award (as defined in the Amended Plan) now counts against the Amended Plan's share reserve as 1.58 shares for every one share subject to such award. Also, the Amended Plan is designed to preserve the Company's ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with certain awards granted under the Amended Plan. Other clarification and administrative changes are also included in the Amended Plan.

A copy of the Amended Plan is attached as Appendix A to the Company's proxy statement, as filed with the Securities and Exchange Commission on April 23, 2012.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 6, 2012, at the Company's headquarters located at 350 East Plumeria Drive, San Jose, California, 95134, pursuant to the Notice sent on or about April 23, 2012 to all stockholders of record at the close of business on April 9, 2012.

At the meeting, 35,201,645 shares were represented in person or by proxy, which constituted a quorum. The results of the four proposals were as follows:

1. The election of nine (9) directors to serve until the next Annual Meeting of Stockholders:

	For	Withheld	Abstained	Broker Non-Votes
Jocelyn Carter-Miller	32,790,114	72,939	0	2,338,592
Ralph E. Faison	32,804,082	58,971	0	2,338,592
A. Timothy Godwin	32,841,523	21,530	0	2,338,592
Jef Graham	32,804,592	58,461	0	2,338,592
Linwood A. Lacy, Jr.	32,838,538	24,515	0	2,338,592
Patrick C.S. Lo	31,656,130	1,206,923	0	2,338,592
Gregory J. Rossmann	32,805,004	58,049	0	2,338,592
Barbara V. Scherer	32,841,713	21,340	0	2,338,592
Julie A. Shimer	32,806,323	56,730	0	2,338,592

2. Approval of the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012:

For:	33,882,196
Against:	1,297,570
Abstain:	21,879
Broker Non-Votes:	0

3. Approval of the non-binding advisory proposal regarding executive compensation:

For:	32,190,740
Against:	630,554
Abstain:	41,759
Broker Non-Votes:	2,338,592

4. Approval of the Amended and Restated 2006 Long-Term Incentive Plan, which includes an increase in the number of shares of NETGEAR, Inc. common stock authorized for issuance thereunder by 3,000,000 shares and other changes:

For:	26,684,117
Against:	6,146,643
Abstain:	32,293
Broker Non-Votes:	2,338,592

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

Dated: June 8, 2012	By:	/s/ Andrew W. Kim
Andrew W. Kim
Vice President, Legal and Corporate Development